                                                                 EXHIBIT 10.6


                                                                 CONFIDENTIAL

[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                            Campaign Insertion Order

                            Advertiser / Agency Info

     / / New Advertiser / Agency                         /X/ Existing Advertiser / Agency

Adv. / Agn. Name: System Advertising        Client Name: Travelscape
                                                 (Below must be completed if invoicing client directly)
Street Address 1: 8951 W. Sahara Ave        Street Address 1:
Street Address 2: Suite 100                 Street Address 2:
City / State / Zip:Las Vegas, NV 89117      City / State / Zip:
Contact:Tim Poster                          Contact:
Contact email: tposter@lvrs.com             Contact email:
Phone: 702-792-3811 Fax: 702 735 4320       Phone: Fax:

                           Special Billing Information

                   Bill To: /X/ Advertiser / Agency / / Client

SPECIAL BILLING INSTRUCTIONS:
Bill to System Advertising

                       Insertion Order Impression Details

I/O Ref. Name: Mapquest LMD                                                 Adv. / Agen. PO # (I/O #): Mapquest 002

Campaign Flight Dates: 01/21/99 to 01/21/2000              Campaign / / IS /X/ IS NOT Subject to agency commission

      If this campaign is not subject to agency commission then Gross = Net

Impressions Ordered: 12,000,000    Gross CPM:$[*]    Total Imp. Value $[*]

Est. Sponsorship Impressions:                       Gross Sponsorship      $[*]

Other (Hybrid) $                                    Per: Total Other Value $

                                                    Total IO Value (Gross) $[*]

                            Creative \ Banner Details

Creative Pick-up Site:

/ / GIF / / HTML* / / Re-Direct - (to GIF) / / Re-Direct - (to Other)* Audio* /
/ Full Page* / / Interstitial* / / JAVA Banner* / / Daughter Window* / / Other*

                         Banners Specs - max 12K / Button Specs - max 4K (Max 4
loops) 24/7 Network Standard Supported Banner Sizes - 468 X 60 / 234 X 60 / 88 X 31 (Additional sizes may be available) * This creative type requires a 5 day lead time prior to insertion (Please review special formatting instructions)
 Please refer to the original order name and reference # when sending creatives

Please submit all creatives to the following email address:

                        Insertion Order Targeting Options

Buy Type: /X/ Reserved Inventory   / / Open Inventory - Non-Secured Inventory    / / Sponsorship

OPEN INVENTORY CAMPAIGNS ARE AUTOMATICALLY PRE-EMPTED BY RESERVED INVENTORY CAMPAIGNS

DETAILS:

/ / Network Buy           (All 24/7 network sites)
/X/ Site Specific Buy     (Please list the desired site(s) or Locations in the "special instructions" field)

/ / CHANNEL BUY Select Channel(s):

/ / AUTOMOTIVE                        / / INTERNATIONAL                 / / TECHNOLOGY
/ / BUSINESS/FINANCIAL                / / ISP/PORTAL                    / / TEEN/COLLEGE
/ / COMMUNITY/DIRECTORY               / / MUSIC                         / / TRAVEL/DINING
/ / ENTERTAINMENT                     / / NEWS/INFORMATION              / / WOMEN/FAMILY/EDU.
/ / GAMES                             / / REAL ESTATE
/ / HEALTH                            / / SPORTS

Online Demographics.       /X/ ALL (Default)

/ / Domain              / / Countries             / / Browser               / / ISP
/ / SIC                 / / Area Code             / / Op. System            / / Psychographic

            PLEASE PROVIDE COMPLETE DETAILS FOR EACH DEMOGRAPHIC SELECTED in the "Special Instructions" field

AUTHORIZED ADVERTISER / AGENCY REP             AUTHORIZED 24/7 MEDIA REP
                                               Gayle Meyers
CHRISTINE WINTERSON                            ---------------------------------
Print Name                                     Print Name

/s/ Christine Winterson                        /s/ Gayle Meyers
Authorized Signature                           Authorized Signature

1/19/99                                        24/7 Rep. ID #
Date

 THIS AGREEMENT IS NOT BINDING UPON SELLER UNTIL ACCEPTED, AFTER SIGNATURE BY
   AGENCY, BY SELLER (OR ITS AGENT, 24/7MEDIA, INC.,), THIS CONTRACT IS ENTERED INTO ON THE TERMS AND CONDITIONS SET FORTH BY 24/7 MEDIA INC.(REF. ATTACHED).
        PURCHASER ACKNOWLEDGES THAT IT HAS READ THE TERMS AND CONDITIONS
                         AND AGREES TO BE BOUND BY THEM

                PLEASE FORWARD TO: 24/7 MEDIA TRAFFIC DEPARTMENT

                              Special Instructions

Reporting Package     / / Network      / / Channel      /X/ Site Specific

Mapquest Last Minute Deals Page:

Travelscape and LVRS will be hard coded under the Mapquest Last Minute Deals page and running side by side.

Monthly impressions are 500,000 for Travelscape.

Monthly impressions are 500,000 for LVRS.

Creative to come